Exhibit 99.1

Mobile Innovations Presented by President & Chief Executive Officer | Smith Micro Software, Inc. William W. Smith, Jr.

Forward-Looking Statements During the course of this presentation we may make forward-looking statements that involve risks and uncertainties, including without limitation statements concerning our financial prospects and projections, gross margin and income, the competitive factors affecting our business, market acceptance of our products, customer concentration, market size, growth opportunities, product performance, and the success and timing of new product introductions. These forward-looking statements are based on our current expectations, estimates and projections about our industry, management's beliefs, and certain assumptions made by us and speak only as of the date hereof. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. Such factors include, but are not limited to the following: our dependence upon a single customer for a significant portion of our total net revenues; our ability to predict consumer needs, introduce new products, gain broad market acceptance for such products in a timely manner; the continued growth in sales to our large customers; market acceptance of mobile applications, including consumer adoption of mobile and media services; the intensity of competition and our ability to successfully compete; the pace at which the market for new products develops; the response of competitors, many of whom are bigger and better financed than us; our ability to successfully execute our business plan and control costs and expenses; our ability to protect our intellectual property and our ability to not infringe on the rights of others; and our ability to integrate acquisitions. These and other factors are discussed in the preliminary prospectus supplement for this offering as well as the company's filings with the Securities and Exchange Commission that are incorporated by reference in that document, including our recent filings on Forms 10-K, 10-Q and 8-K. We caution you not to place undue reliance on our forward-looking information and statements. We do not undertake any obligation to revise or update publicly any forward-looking information and statements for any reason. All forward-looking statements attributable to us are expressly qualified by our cautionary statements.

We develop mobility software products for the wireless market

Our Technology.... Connectivity. Security. Multimedia. Device Management.

Is Behind the Biggest Brands

Financial Overview: Q1 2005 - Q3 2008 Revenue (Millions of Dollars) Revenue (Millions of Dollars)

Financial Overview: Q1 2005 - Q3 2008 Pro Forma Gross Margin (Millions of Dollars) Pro Forma Gross Margin (Millions of Dollars)

Financial Overview: Q1 2005 - Q3 2008 Pro Forma Operating Income (Millions of Dollars) Pro Forma Operating Income (Millions of Dollars)

Company Overview 4 Years of Consecutive Record Revenue Growth (Millions of Dollars) (Millions of Dollars) (Millions of Dollars)

2008 Smith Micro Provided Annual Revenue Guidance Between $95 million & $105 million Our performance places us in the middle of this range

Smith Micro Worldwide Customers We have become a strategic partner in the development of new products for leading wireless carriers, enterprises and OEM and device manufacturers, energizing our customers' growth.

Smith Micro Worldwide Customers

Presence in High Growth Sectors Cellular Wireless Modem Shipments by Device Type Cellular Wireless Modem Shipments by Device Type Source: 2008 ABI Research

Presence in High Growth Sectors Global WiMAX Market Growth Forecast (Millions of Subscribers) Global WiMAX Market Growth Forecast (Millions of Subscribers) Source: 2008 ABI Research

Clearwire Selects Smith Micro Connection Manager Deployment represents the first nationwide rollout of Smith Micro's WiMAX solution

News Today-Livewire New Customer Announcement Smith Micro delivers new PC Multimedia Manager to expand Livewire music services

Motorola Selects Smith Micro Connection Manager WiMAX Connection Management software marketed under the Motorola brand and customized to support all Motorola devices on Motorola networks for WiMAX customers around the world

Connectivity & Security Productivity & Graphics Multimedia & Convergence A Complete Portfolio of Solutions, Products & Technology

Connectivity & Security Productivity & Graphics Multimedia & Convergence A Complete Portfolio of Solutions, Products & Technology

An unrivalled portfolio of security and network connectivity applications for laptop and mobile devices.

Connectivity & Security Highlights We are the market leader in Connectivity software We are broadening our customer base, expanding our reach into PC manufacturing world, as evident with our recent Dell and Clearwire customer announcements Demand for Connectivity and Security products is strong with the new introduction of a new wireless connectivity chipset from Ericsson, Intel and Qualcomm Over 40 leading wireless carriers and service providers worldwide rely on Smith Micro's technology everyday

We Bring Value to Connection Management Connection manager is a platform for adding value added services A single "branded" connection manager reduces customer service expense and drives customer loyalty Standardizing on a connection manager offers the ability to leverage buying power Increased connectivity and security functionality will help drive demand from enterprise customers

Engine of Growth Connectivity & Security group grew from $8 million in Q3 07 to $16.6 million in Q3 an increase of 107% Connection & Security product line Pro Forma Gross Margins in Q3 08 were 95% (CHART)

Connectivity & Security Productivity & Graphics Multimedia & Convergence Device Solutions & Multimedia Converge to Create New Mobility Solutions

The Future An exploding culture of connectivity is not that far away. Every day, more and more people depend on mobile devices and applications that keep them connected. The boundary between work and personal connectivity is almost nonexistent. Our vast technology resources and product development synergies allow us to offer innovative products with broad customer appeal.

Trends Driving Mobile Convergence 2008: 41M 2013:757M Increasing Wireless Data Subscribers* 2.5G: 25 Kbps 4G: 5000 Kbps Increasing Wireless Bandwidth * Source: ABI Research, "Cellular Modems and Mobile Broadband Connectivity, 2Q 2008

Trends Driving Mobile Convergence 2008: 41M 2013:757M Increasing Wireless Data Subscribers* 2008: Phones and PCs 2013: Home entertainment, cameras, appliances, cars Proliferation of Connected Devices 2.5G: 25 Kbps 4G: 5000 Kbps Increasing Wireless Bandwidth * Source: ABI Research, "Cellular Modems and Mobile Broadband Connectivity, 2Q 2008

The Synergy of Our Technology Portfolio

Brings New Mobility Solutions to Play

Brings New Mobility Solutions to Play

Brings New Mobility Solutions to Play

Brings New Mobility Solutions to Play

Brings New Mobility Solutions to Play

More Connections To More Networks...To More Devices...To More Places

Looking at Today's New Mobility Solutions Drives subscriber media purchases, network usage and customer loyalty Introduced on Sprint's Instinct multimedia mobile phone New opportunities are emerging for multimedia products combined with our device solutions and connectivity technologies that we are uniquely position to create The power to manage mobile multimedia content from any PC

Convergence Applications for Mobile Devices Due to increase network traffic, wireless carriers are seeking solutions to off load voice and data traffic to WiFi networks while maintaining call continuity Subscribers seek technology solutions like this to save money Brasil Telecom the largest wireless carrier in Brazil has recently rollout QuickLink Voice Seamless voice call roaming over 3G WWAN or WiFi

Mobility Solutions Controls customer care costs Improves the subscriber experience on the device Deliver targeted content, applications and services based on subscriber information The business is driven through our strong strategic relationships with HTC and Huawei A comprehensive client/server software platform that intelligently manages a diverse population of mobile devices

Connectivity & Security Productivity & Graphics Multimedia & Convergence Productivity & Graphics Focus on Bringing Innovative Solutions to Consumers

Productivity & Graphics Smith Micro has built a vast consumer and online publishing distribution channel. Our consumer software revenue grew nearly 100% year over year

The Smith Micro Opportunity

Successful Track Record We are either the leading provider or a strong player in all our business segments We have an unrivalled Connectivity & Security product line IP Portfolio is strong on innovation-we own 15 patents We have a growing global customer base In Q4 08 alone, we signed over a half dozen new customers-more deals closed than in the last two years Current customer pipeline is our strongest ever and we expect to continue Q4's customer acquisition momentum

Smith Micro Performance Highlights 5 years of revenue growth, cumulative total of 917%* Connectivity & Security product line has grown 100% Y-O-Y International revenues have grown to 10% of company revenue Gross Margins increased to >80% in Q3 2008 Strong Cash flow. Our first 3 quarters adjusted cash flow for 2008 was $15 million or approximately 28% of revenue High growth, no debt *Source: 2008 Deliotte

Growing Our Business In 2009 We expect to grow despite the challenging economic environment We expect to see traditional seasonality in our business with Q1 & Q2 being our weakest quarters and Q3 & Q4 being our strongest quarters We expect to see growth in existing and new customer segments Carriers PC Manufacturers Device Manufacturers Cable Providers

Growing Our Business In 2009 We are entering 2009 with a strong pipeline of new customers, and new channel penetration Given the current recessionary climate, we expect modest growth from existing customers, but expect new revenue streams driven by our Q4 customer wins, as well as new 2009 customer acquisitions

At This Time... 2009 Annual Revenue Guidance Is Projected To Be Between $110 million & $115 million We will update our guidance Quarterly given the uncertain global economic outlook for 2009

Thank You